------------------
                                 ANIMAL LOVERS
                               ------------------
                                   THE HUMANE
                                   EQUITY
                                   FUND
                               ------------------
                               NEED TO INVEST TOO
                               ------------------

                                  ANNUAL REPORT
                               September 30, 2001

                                     [LOGO]

                             THE HUMANE EQUITY FUND
                          -----------------------------
                            ANIMAL FRIENDLY INVESTING
                          -----------------------------

                            ------------------------
                               THE HUMANE SOCIETY
                            ------------------------
                            OF THE UNITED STATES(TM)

             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------
                            THE HUMANE EQUITY FUND...
                           INVESTING WITH YOUR VALUES
================================================================================

      You don't have to sacrifice your values when you choose your investments. The Humane Equity Fund ("Fund") seeks to invest in companies that believe sensitivity to animal interests makes good business sense. Many of these companies are forward-looking companies with an eye on future generations. They believe that creating sustainable growth and respecting living things is a smart, long-term business strategy.

      The cornerstone of the Fund is its policy of avoiding investing in companies that directly harm animals and their habitats. The Fund is designed to combine both financial and animal friendly criteria in all of its investment decisions.

      The Fund follows a screening process founded upon the humane treatment of animals as defined by The Humane Society of the United States.


                           THANK YOU FOR INVESTING IN
                             THE HUMANE EQUITY FUND.

      Distributor Salomon Smith Barney Inc., NASD Member. The Humane Society of the United States is not affiliated with Salomon Smith Barney Inc.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]

PAUL G.
IRWIN

President
The Humane Society
of the United States

Dear Shareholder:

It is a great pleasure for The Humane Society of the United States ("HSUS") to serve as a consultant to The Humane Equity Fund ("Fund"), and I am also pleased to serve as a director of the Fund. We believe this Fund provides an opportunity for individuals to invest for their future and from their hearts.

We are especially gratified to be working with Salomon Brothers Asset Management Inc., a company with experience in and a commitment to socially aware investing, and with the Fund's manager Charles P. Graves, a professional with more than 15 years investment experience.

As the nation's largest animal protection organization, our mission is to promote the protection of all animals, and to create understanding and compassion for all who share our world.

This animal-friendly mutual fund seeks to mirror the ethics of the HSUS. We support the Fund to the extent that we have allocated a portion of our liquid assets to this financial vehicle, as have I personally, and as a consultant to the Fund, we will receive a fee once the Fund's assets reach $50 million. On behalf of everyone here at HSUS, I thank you too, for your support for and investment in the Fund.

Sincerely,


/s/ Paul G. Irwin

Paul G. Irwin
President
The Humane Society of the United States

October 24, 2001


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                        [PHOTO OMITTED]

HEATH B.                               CHARLES P.
MCLENDON                               GRAVES III, CFA

Chairman                               Executive
                                       Vice President

Dear Shareholder:

We herein provide the annual report of The Humane Equity Fund ("Fund") for the year ended September 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic conditions and briefly outline the Fund's investment strategy. We hope you find this report to be useful and informative.

Special Shareholders Notice

We extend our condolences to our shareholders who were directly touched by the events of September 11th. Over the last month, our nation has experienced much grief and compassion. As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends. We can assure you that this event did not affect the management of your investments; as always, they have been well protected and managed under the watchful eye of our investment professionals.

Performance Update and Investment Strategy

For the year ended September 30, 2001, the Fund's shares returned negative 34.28%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned negative 20.39% for the same period. Past performance is not indicative of future results. The Fund seeks long-term growth of capital by investing mainly in the common stocks of U.S. companies and avoids investing in companies that directly harm animals and their habitats. We look to invest in companies that exhibit both business and social leadership. We believe that the types of companies that are committed to respecting animals are smart companies. In our opinion, these select companies are positioned for growth because they are more likely to have less costly litigation and a positive public image.

Investment Strategy

The Fund invests in a broad range of companies, industries and sectors, without regard to market capitalization, looking for investments with capital appreciation potential. We utilize the style of stock selection commonly known as "growth at a reasonable price," investing in companies that we believe possess the common characteristics such as being a good, timely investment opportunity based on its earnings growth, dividend risk and risk characteristics.

Additionally, we avoid investing in companies that directly harm animals and their habitats by screening all potential investments using guidelines established in conjunction with HSUS. These guidelines include:

      o     No investment in pharmaceutical companies.

      o No investment in cosmetics companies if there is a question about such companies' use of animals for testing or studies.

----------
(1) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
2                                             2001 Annual Report to Shareholders

o No investment in companies that use animals in an end product, e.g., meat-packing companies.

o No investment in companies producing products adverse to the humane treatment of animals, e.g., manufacturers of hunting and trapping equipment.

Because we use animal-friendly criteria as a component of our selection process, the Fund's universe of investments may be smaller than that of other funds. In some circumstances, this could cause the Fund's investment performance to be better or worse than funds with similar investment objectives that do not have the Fund's screening policies.

Market Overview

The economic and financial market consequences of the September 11 attacks are far reaching, yet we believe that some of the impact may not be as damaging as originally expected. Let's start with valuations. There is much debate about whether stocks are currently cheap, fairly priced or expensive. Comparing the earnings yield of the market (in this case as measured by the S&P Industrials) to the prevailing five-year U.S. Treasury note yield has historically proven useful in determining the relative attractiveness of stocks versus bonds. When earnings growth uncertainty increases, the earnings yield has generally moved toward parity with the five-year note yield. As earnings visibility improves, stocks have typically outperformed bonds and the earnings yield has moved back to a discount to the bond yield. During the market cycle from 1982 to mid-2001, the S&P Industrials earnings yield averaged approximately 74% of the 5-year U.S. treasury bond yield. By the end of August 2001, the earnings yield was 95% of the bond yield. A reading of 95% has historically signaled stock market bottoms. We, therefore, believe much of the valuation correction in the market occured prior to the events of September 11.

We view the decline in the markets during the week after the attack not so much as a further valuation correction, but mostly as a rational response to a negative change in the economic environment. It is clear from recent data that the economy was very near, if not already in, a recession. But was it close to a bottom? Although the manufacturing sector had declined sharply, consumption remained quite strong. Business inventories had contracted, monetary policy had eased and a tax rebate had begun. We believe the events of September 11th will, at a minimum, certainly change things in the short run. Many may argue the influence of these events will continue to be felt for years to come. There is little doubt in our mind that the recession will last longer and be more profound than would otherwise have been the case. It is important to keep in mind, however, that although our near-term outlook has deteriorated, and as devastating as the events of September were, such events rarely determine longer-term macroeconomic trends. That is not to say that there will not be priority shifts, but that aggregate level of economic output will not be dramatically impacted.

Portfolio Update

Difficult markets, some poor stock selection, and the unique structure of the Fund have all contributed to the disappointing performance over the last year. For the year ended September 2001, stocks as measured by the S&P 500, were down over 26%. In the Fund itself, poor performance from Enron, EMC Corporation, AES Corporation and Sun Microsystems more than offset strong performance from Federal Home Loan Mortgage Corporation, Lowes Corporation and Avon Products. Avon is one of the few personal care product companies that does not test on animals. In difficult economic environments, stocks of personal care product companies, pharmaceutical companies and other consumer non-durable product companies


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         3
have tended to perform better than the broader market. So far that trend has not been disproved. Unfortunately, many of these companies either engage in animal testing or use animal inputs in significant end products and are therefore not purchased by the Fund. The exclusion of these types of companies from the portfolio contributed to approximately half of the Fund's underperformance relative to the S&P 500 over the last year. Over longer periods of time we expect the effect of the exclusion of these types of companies will be minimal because no one segment of the market has historically outperformed all others indefinitely. For instance, in an improving economic environment we anticipate the exclusion of such companies will benefit the relative performance of the Fund.

Outlook

As previously noted, we believe the seeds for economic recovery were being planted prior to September 11. We now feel even more strongly that increased monetary and fiscal stimulus will work to bring our economy back to life. Liquidity, or cash in the economy, is growing rapidly and short-term interest rates are likely to come down. Fiscal stimulus in the form of tax cuts was already in place and more extensive cuts are being discussed. Additionally, the term "lock box" will quickly be erased from the vocabulary of most politicians. However beneficial a surplus may appear from a budgetary perspective, it is, by definition, a contracting economic force. Budget deficits will be acceptable both for their purpose and the stimulating effect they have on the economy. Although we believe last month's attack will elongate the recovery process, it gives us no reason to turn bearish. In our mind, all signals from policymakers have been clear; the economy will be strongly supported.

While we anticipate a gradual economic recovery in 2002, we must also acknowledge the unique nature of a war on terrorism. This conflict will not likely have the decisive finish that we experienced in World War II or the Persian Gulf War. Also, there is a greater chance that this war will, to some degree, be fought on our soil. Given the uncertainties of this conflict, we feel it is important to maintain a portfolio that is well balanced with companies that exhibit relatively consistent growth characteristics and companies expected to benefit when the economy eventually rebounds. Although we may not know the timing of the recovery, we take faith in history. In the last 50 years there have been nine recessions and nine recoveries. We will recover this time as well.

As always, thank you for your confidence in our investment approach. We look forward to continuing to help you invest in harmony with your values in the future.

Sincerely,


/s/ Heath B. McLendon                  /s/ Charles P. Graves III, CFA

Heath B. McLendon                      Charles P. Graves III, CFA
Chairman                               Portfolio Manager

October 24, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of September 30, 2001 and is subject to change.


--------------------------------------------------------------------------------
4                                             2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                                  Net Asset Value
                       --------------------------------------    Income
Year Ended              Beginning of Year      End of Year      Dividends   Total Returns
=========================================================================================
9/30/01                       $10.73              $ 7.05         $0.00*       (34.28)%
-----------------------------------------------------------------------------------------
Inception** -- 9/30/00         10.00               10.73          0.00          7.30+
=========================================================================================
Total                                                            $0.00*
=========================================================================================

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

Year Ended 9/30/01                                                      (34.28)%
--------------------------------------------------------------------------------
Inception** through 9/30/01                                             (18.97)
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

================================================================================
Inception** through 9/30/01                                             (29.48)%

*     Amount represents less than $0.01 per share.
**    Inception date for the Fund is February 2, 2000.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         5

--------------------------------------------------------------------------------
The Humane Equity Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Shares of
The Humane Equity Fund vs. the Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                         February 2000 -- September 2001

   [The following table was depicted as a line chart in the printed material.]

                      The Humane          Standard & Poor's
                      Equity Fund             500 Index
                      -----------         -----------------

Feb 2, 2000              10000                  10000
Mar 2000                 10590                  10657
Sept 2000                10730                  10273
Mar 2001                  8412                   7695
Sep 30, 2001              7052                   6950

+ Hypothetical illustration of $10,000 invested in shares of the Fund on February 2, 2000 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
6                                             2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                       September 30, 2001
--------------------------------------------------------------------------------

        SHARES                      SECURITY                            VALUE
================================================================================
COMMON STOCK -- 95.8%

Consumer Durables -- 1.1%
         2,500    The Black & Decker Corp.                            $   78,000
           200    Newell Rubbermaid Inc.                                   4,542
--------------------------------------------------------------------------------
                                                                          82,542
--------------------------------------------------------------------------------
Consumer Non --Durables -- 4.5%
         7,500    Avon Products, Inc.                                    346,875
--------------------------------------------------------------------------------
Consumer Services -- 4.5%
         2,200    Amdocs Ltd.*                                            58,630
         6,400    Convergys Corp.*                                       177,600
         4,750    Univision Communications Inc.*                         109,013
--------------------------------------------------------------------------------
                                                                         345,243
--------------------------------------------------------------------------------
Electronic Technology -- 10.7%
         9,400    Cisco Systems, Inc.*                                   114,492
         9,500    Dell Computer Co.*                                     176,035
         3,920    EMC Corp.*                                              46,060
         5,100    Intel Corp.                                            103,989
         1,100    International Business Machines Corp.                  101,530
         2,018    Koninklijke Philips Electronics, Inc. ADR               38,947
         1,740    Motorola, Inc.                                          27,144
         1,200    Nokia Corp ADR                                          18,780
         6,200    Solectron Corp.*                                        72,230
         5,000    Sun Microsystems, Inc.*                                 41,350
         2,900    Texas Instruments Inc.                                  72,442
--------------------------------------------------------------------------------
                                                                         812,999
--------------------------------------------------------------------------------
Entertainment/Media -- 3.1%
         1,000    Clear Channel Communications, Inc.*                     39,750
         5,600    Viacom Inc., Class A Shares*                           193,200
--------------------------------------------------------------------------------
                                                                         232,950
--------------------------------------------------------------------------------
Finance -- 18.5%
         1,500    Ambac Financial Group, Inc.                             82,065
         1,170    American International Group, Inc.                      91,260
         2,000    Bank One Corp.                                          62,940
         2,000    Capital One Financial Corp.                             92,060
         8,500    The Charles Schwab Corp.                                97,750
         4,800    Federal Home Loan Mortgage Corp.                       312,000
         5,250    J.P. Morgan Chase & Co.                                179,288
         1,630    Marsh & McLennan Cos., Inc.                            157,621
         1,960    State Street Corp.                                      89,180
         3,500    Wachovia Corp.                                         108,500
         1,700    XL Capital Ltd., Class A Shares                        134,300
--------------------------------------------------------------------------------
                                                                       1,406,964
--------------------------------------------------------------------------------
Industrial Services -- 1.6%
         8,600    The AES Corp.                                          110,252
           600    Mirant Corp.*                                           13,140
--------------------------------------------------------------------------------
                                                                         123,392
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2001
--------------------------------------------------------------------------------

        SHARES                      SECURITY                            VALUE
================================================================================
Non-Energy Minerals -- 2.6%
         4,200    Alcoa Inc.                                          $  130,242
         1,600    Nucor Corp.                                             63,520
           200    Peabody Energy Corp.                                     4,820
--------------------------------------------------------------------------------
                                                                         198,582
--------------------------------------------------------------------------------
Process Industries -- 1.7%
         3,000    Praxair, Inc.                                          126,000
--------------------------------------------------------------------------------
Producer Manufacturing -- 2.3%
         3,300    Illinois Tool Works Inc.                               178,563
--------------------------------------------------------------------------------
Retail Trade -- 11.8%
         3,000    Costco Wholesale Corp.                                 106,680
         2,800    The Home Depot, Inc.                                   107,436
         7,700    The Kroger Co.                                         189,728
         8,000    Lowe's Cos., Inc.                                      253,200
         2,500    Walgreen Co.                                            86,075
         3,150    Wal-Mart Stores, Inc.                                  155,925
--------------------------------------------------------------------------------
                                                                         899,044
--------------------------------------------------------------------------------
Technology Services -- 9.1%
         4,400    Automatic Data Processing, Inc.                        206,976
         8,100    Computer Associates International, Inc.                208,494
         2,750    Microsoft Corp.*                                       140,718
        10,850    Oracle Corp.*                                          136,493
--------------------------------------------------------------------------------
                                                                         692,681
--------------------------------------------------------------------------------
Transportation -- 8.4%
        16,500    Southwest Airlines Co.                                 244,860
         4,400    United Parcel Service, Inc., Class B Shares            228,712
         3,030    US Freightways Corp.                                    94,536
         1,700    Wells Fargo & Co.                                       75,565
--------------------------------------------------------------------------------
                                                                         643,673
--------------------------------------------------------------------------------
Utilities -- 15.9%
         2,200    ALLTEL Corp.                                           127,490
         3,100    AOL Time Warner Inc.                                   102,610
         1,000    AT&T Wireless Group*                                    14,940
         4,500    Comcast Corp., Class A Shares*                         161,415
         3,200    Dynegy Inc., Class A Shares                            110,880
         3,260    El Paso Corp.                                          135,453
         2,400    Enron Corp.                                             65,352
         2,900    SBC Communications Inc.                                136,648
         4,000    Sprint Corp. - FON Group                                96,040
         6,500    Sprint Corp. - PCS Group*                              170,885
           950    Time Warner Telecom Inc., Class A Shares*                6,888
         5,600    WorldCom, Inc.                                          84,223
           224    WorldCom, Inc. - MCI Group                               3,411
--------------------------------------------------------------------------------
                                                                       1,216,235
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $9,553,274)                                 7,305,743
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2001
--------------------------------------------------------------------------------

         FACE
        AMOUNT                      SECURITY                            VALUE
================================================================================
REPURCHASE AGREEMENT -- 4.2%
      $322,000    Goldman Sachs & Co., 3.14% due 10/1/01;
                    Proceeds at maturity -- $322,084;
                    (Fully collateralized by U.S. Treasury
                    Bills and Notes, 0.00% to 5.375% due
                    1/10/02 to 2/13/31; Market value --
                    $328,441) (Cost -- $322,000)                      $  322,000
================================================================================
                  TOTAL INVESTMENTS  -- 100%
                  (Cost -- $9,875,274**)                              $7,627,743
================================================================================

*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $9,875,274)                       $  7,627,743
  Cash                                                                      659
  Receivable for Fund shares sold                                         2,620
  Receivable from investment adviser                                    230,627
  Dividends and interest receivable                                       4,049
--------------------------------------------------------------------------------
  Total Assets                                                        7,865,698
--------------------------------------------------------------------------------
LIABILITIES:
  Distribution fees payable                                               1,548
  Payable for Fund shares purchased                                       1,422
  Administration fee payable                                                620
  Accrued expenses                                                       69,490
--------------------------------------------------------------------------------
  Total Liabilities                                                      73,080
--------------------------------------------------------------------------------
Total Net Assets                                                   $  7,792,618
================================================================================

NET ASSETS:
  Par value capital shares                                         $      1,105
  Capital paid in excess of par value                                10,985,437
  Accumulated net realized loss from investments                       (946,393)
  Net unrealized depreciation of investments                         (2,247,531)
--------------------------------------------------------------------------------
Total Net Assets                                                   $  7,792,618
================================================================================
Shares Outstanding                                                    1,105,302
--------------------------------------------------------------------------------
Net Asset Value                                                    $       7.05
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended September 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                                 $    61,816
   Interest                                                                       31,759
   Less: Foreign withholding tax                                                    (147)
----------------------------------------------------------------------------------------
   Total Income                                                                   93,428
----------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                                               62,733
   Shareholder communications                                                     44,500
   Shareholder and system servicing fees                                          32,659
   Audit and legal                                                                25,500
   Distribution fees (Note 2)                                                     24,128
   Registration fees                                                              19,500
   Directors' fees                                                                15,000
   Administration fee (Note 2)                                                     9,651
   Custody                                                                         1,200
   Other expenses                                                                  9,000
----------------------------------------------------------------------------------------
   Total Expenses                                                                243,871
   Less: Investment advisory fee waiver and expense reimbursement (Note 2)      (103,928)
----------------------------------------------------------------------------------------
   Net Expenses                                                                  139,943
----------------------------------------------------------------------------------------
Net Investment Loss                                                              (46,515)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED (GAIN) LOSS ON INVESTMENTS (note 3):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                                       1,950,773
     Cost of securities sold                                                   2,894,644
----------------------------------------------------------------------------------------
   Net Realized Loss                                                            (943,871)
----------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                           690,505
     End of year                                                              (2,247,531)
----------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                    (2,938,036)
----------------------------------------------------------------------------------------
Net Loss on Investments                                                       (3,881,907)
----------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                       $(3,928,422)
========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Year Ended September 30, 2001
and the Period Ended September 30, 2000 (a)

                                                                         2001            2000
================================================================================================
OPERATIONS:
   Net investment income (loss)                                     $    (46,515)   $      1,528
   Net realized loss                                                    (943,871)         (2,522)
   (Increase) decrease in net unrealized depreciation                 (2,938,036)        690,505
------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                  (3,928,422)        689,511
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (1,528)             --
   Capital                                                                (1,078)             --
------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders              (2,606)             --
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                    1,070,240      10,195,134
   Net asset value of shares issued for reinvestment of dividends          2,554              --
   Cost of shares reacquired                                            (202,953)        (30,840)
------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                   869,841      10,164,294
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                     (3,061,187)     10,853,805

NET ASSETS:
   Beginning of year                                                  10,853,805              --
------------------------------------------------------------------------------------------------
   End of year*                                                     $  7,792,618    $ 10,853,805
================================================================================================
* Includes undistributed net investment income of:                            --    $      1,528
================================================================================================

(a) For the period from February 2, 2000 (commencement of operations) to September 30, 2000.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Humane Equity Fund ("Fund") is a separate diversified investment portfolio of SSB Citi Funds, Inc. ("Series"), a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted mean prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $46,515 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration
   Agreement and Other Transactions

Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn, is wholly owned by Citigroup Inc., acts as adviser to the Fund. Under the investment advisory agreement, the Fund pays SBAM a fee calculated at the annual rate of 0.65% of its average daily net assets. This fee is calculated daily and paid monthly. For the year ended September 30, 2001, SBAM waived all of its investment advisory fee.

Smith Barney Fund Management LLC ("SBFM"), another subsidiary of SSBH, acts as administrator to the Fund. As compensation for its services the Fund pays SBFM a fee calculated at an annual rate of 0.10% of its average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

In addition, The Humane Society of the United States ("HSUS"), acting as a consultant, assists SBAM in its determination of which investments meet the Fund's animal friendly criteria. SBAM, from its investment advisory fee pays HSUS a fee of 0.07% of the Fund's average daily net assets. This fee will begin to accrue when the Fund's aggregate net assets equal or exceed $50 million.

Effective June 1, 2001, Salomon Smith Barney Inc. replaced CFBDS, Inc. as the Fund's distributor.

Salomon Smith Barney Inc. ("SSB") acts as the primary broker for the Fund's portfolio agency transactions. For the year ended September 30, 2001, SSB did not receive any brokerage commissions.

Pursuant to a Distribution Plan, the Fund pays service and/or distribution fees calculated at the annual rate of 0.25% of the average daily net assets.

3. Investments

During the year ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $2,919,854
--------------------------------------------------------------------------------
Sales                                                                  1,950,773
================================================================================

At September 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $   528,161
Gross unrealized depreciation                                        (2,775,692)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(2,247,531)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain liquid securities equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended September 30, 2001, the Fund did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


--------------------------------------------------------------------------------
14                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2001, the Fund did not hold any futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At September 30, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended September 30, 2001, the Fund did not write any call or put option contracts.

8. Capital Loss Carryforward

At September 30, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of $6,700 available to offset future capital gains expiring on September 30, 2009. To the extent that the capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

9. Shares of Capital Stock

At September 30, 2001, the Series had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

                                  Year Ended                    Period Ended
                              September 30, 2001             September 30, 2000*
================================================================================
Shares sold                        116,040                         1,014,482
Shares issued on
  reinvestment                         276                                --
Shares reacquired                  (22,577)                           (2,919)
--------------------------------------------------------------------------------
Net Increase                        93,739                         1,011,563
================================================================================

* For the period from February 2, 2000 (commencement of operations) to September 30, 2000.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                                         2001         2000(1)
================================================================================
Net Asset Value, Beginning of Year                    $  10.73     $   10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(2)                        (0.04)         0.00*
  Net realized and unrealized gain (loss)                (3.64)         0.73
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                      (3.68)         0.73
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                  (0.00)*          --
  Capital                                                (0.00)*          --
--------------------------------------------------------------------------------
Total Distributions                                      (0.00)*          --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                          $   7.05     $   10.73
--------------------------------------------------------------------------------
Total Return                                            (34.28)%        7.30%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                        $  7,793     $  10,854
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)(3)                                          1.45%         1.44%+
  Net investment income (loss)                           (0.48)         0.02+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     22%           15%
================================================================================

(1) For the period from February 2, 2000 (commencement of operations) to September 30, 2000.
(2) The Adviser has waived all of its investment advisory fees for the year ended September 30, 2001. In addition, the Investment Adviser reimbursed the Fund for expenses of $41,195. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and actual expense ratio would have been $(1.56) and 2.53%, respectively.
(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.45%.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of

The Humane Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Humane Equity Fund ("Fund") as of September 30, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from February 2, 2000 (commencement of operations) to September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from February 2, 2000 to September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                             KPMG LLP

New York, New York
November 13, 2001


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        17

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended September 30, 2001:

      o     A corporate dividends received deduction of 100%.


--------------------------------------------------------------------------------
18                                            2001 Annual Report to Shareholders

                      (This page intentionally left blank.)

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

Directors

Andrew L. Breech
Carol L. Colman
William R. Dill
Paul G. Irwin
Clifford M. Kirtland, Jr.
Robert W. Lawless
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President

Lewis E. Daidone
Executive Vice President and Treasurer

Charles P. Graves III
Executive Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Adviser

Salomon Brothers Asset Management Inc

Distributor

Salomon Smith Barney Inc.

Custodian

PFPC Trust Company

Transfer Agent

Boston Financial Data Services Inc.
P.O. Box 9121
Boston, Massachusetts 02205-9121

This report is submitted for the general information of shareholders of The Humane Equity Fund, but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

The Humane Equity Fund
125 Broad Street
10th Floor, MF-2
New York, New York 10004

                                     [LOGO]

                             THE HUMANE EQUITY FUND
                          -----------------------------
                            ANIMAL FRIENDLY INVESTING
                          -----------------------------

                       ===============================
                                Salomon Brothers
                                ======================
                                      Asset Management

Distributor: Salomon Smith Barney Inc., NASD Member

1-877-552-5420

www.humanefund.com

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(C)2001 Salomon Brothers Asset Management Inc

All rights reserved.

HEQANN  9/01